Exhibit 99.1


                                                   CONTACT:  Raymond A Cardonne
N E W S                                                      (201) 585-0600

                                                   FAX:      (201) 585-2020


about [REFAC GRAPHIC OMITTED]                      Web site: www.refac.com

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REFAC SIGNS MERGER AGREEMENTS WITH OPTICARE AND U.S. VISION
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Fort Lee, New Jersey, August 23, 2005 - Refac (AMEX: REF) today announced that it has signed separate merger agreements with two affiliated companies, OptiCare Health Systems, Inc. ("OptiCare") and U.S. Vision, Inc. ("U.S. Vision") pursuant to which they will become wholly-owned subsidiaries of Refac. OptiCare operates 18 retail optical centers in Connecticut and is a managed vision care provider in the United States. U.S. Vision operates 516 retail optical locations in 47 states and Canada, consisting of 505 licensed departments and 11 freestanding stores. Refac, U.S. Vision and OptiCare are all controlled by Palisade Concentrated Equity Partnership, L.P. ("Palisade"), which beneficially owns approximately 89% of Refac's outstanding common stock, 88% of U.S. Vision's outstanding common stock and 84% of OptiCare's outstanding common stock (on a fully diluted basis).

         As a condition to the OptiCare merger, OptiCare's preferred stockholders have agreed to convert all of their preferred stock to common stock prior to the merger. The preferred stockholders will receive approximately 0.0403 shares of Refac common stock for each share of underlying OptiCare common stock and Palisade will receive approximately 0.0403 shares of Refac stock for each share of its OptiCare common stock. Each other share of OptiCare common stock will be converted into 0.0472 shares of Refac common stock. Both Refac's and OptiCare's common stock are listed on the American Stock Exchange ("Amex") and, on August 22, 2005, the closing prices were $6.31 and $0.27, respectively.

         Under the terms of the merger agreement with U.S. Vision, each U.S. Vision stockholder will receive 0.4141 shares of Refac common stock for each share of U.S. Vision common stock.

         It is estimated that upon the completion of both mergers, Refac will have approximately 18,144,000 shares outstanding, and the shares issued in the OptiCare and U.S. Vision mergers will represent approximately 25% and 36%, respectively, of Refac's outstanding common stock. Following the mergers, Palisade is expected to remain the controlling stockholder of Refac, with approximately 87% of the outstanding common stock.

         Both transactions were reviewed by a special committee of Refac's independent directors. The special committee received an opinion from Mufson Howe Hunter & Company LLC that the consideration to be paid in each of the transactions was fair from a financial point of view to Refac and its stockholders, other than Palisade.

         The mergers require the approval of the holders of at least 55% of the outstanding shares of Refac common stock. U.S. Vision's stockholders have unanimously approved the U.S. Vision merger, and Palisade, which controls 84% of OptiCare's voting power, has executed a written consent approving the OptiCare merger, which consent will be effective within 20 days after OptiCare mails an information statement to its stockholders. Refac's stockholders will vote on the merger at its 2005 annual meeting of stockholders. Refac will mail its stockholders a proxy statement for this meeting. The mergers are also conditioned, among other things, on stockholder approval of an amendment to Refac's charter to increase its authorized capital stock and the approval by the Amex for the listing of the shares to be issued in connection with the mergers. Both mergers are expected to close in the fourth quarter of 2005.

         Further information about the transaction is included in Refac's Current Report on Form 8-K filed with the SEC today.

                                   * * * * *

ADDITIONAL INFORMATION ABOUT THE MERGERS AND WHERE TO FIND IT:

This press release does not constitute an offer to sell or a solicitation of an offer to buy and does not constitute an offer, solicitation, or sale in any jurisdiction. Refac intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement to stockholders of Refac, an information statement to stockholders of OptiCare and other relevant documents in connection with the proposed transactions. INVESTORS AND SECURITYHOLDERS OF REFAC, OPTICARE AND U.S. VISION ARE URGED TO READ THE JOINT PROXY AND INFORMATION STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REFAC, OPTICARE AND U.S. VISION AND THE PROPOSED TRANSACTIONS. Investors and securityholders may obtain a free copy of these materials (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC's web site at www.sec.gov. A free copy of the joint proxy and information statement/prospectus, when it becomes available, may also be obtained from Corporate Secretary of Refac, One Bridge Plaza, Suite 550 Fort Lee, New Jersey 07024 or from Refac's website at www.refac.com. In addition, investors and securityholders may access copies of the documents filed with the SEC by OptiCare on OptiCare's web site at www.opticare.com, and investors and security holders may access copies of the documents filed with the SEC by Refac on Refac's web site at www.refac.com. Refac and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed transactions. Information regarding the interests of these officers and directors in the proposed transactions will be included in the joint proxy and information statement/prospectus.

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                         CAUTIONARY STATEMENT REGARDING
                         ------------------------------
                           FORWARD-LOOKING STATEMENTS
                           --------------------------

         This News Release includes certain statements of the Company that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information relating to the Company are based upon the beliefs of management and assumptions made by and information currently available to the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact, including statements regarding the Company's acquisition plans. When used in this document, the words "expects," "anticipates," "estimates," "plans," "intends," "projects," "predicts," "believes," "may" or "should," and similar expressions, are intended to identify forward-looking statements. These statements reflect the current view of the Company's management with respect to future events. Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements that may be expressed or implied by such forward-looking statements, including, but not limited to, whether the proposed mergers with OptiCare and U.S. Vision will prove to be beneficial acquisitions for the Company. Investors are cautioned that all forward-looking statements involve those risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Forward-looking statements speak only as of the date they are made and the Company undertakes no duty or obligation to update any forward-looking statements in light of new information or future events.


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